                                 EXHIBIT 99.2
                          PETRO STOPPING CENTERS, L.P.
                          PETRO FINANCIAL CORPORATION

                         NOTICE OF GUARANTEED DELIVERY


          This form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if Notes are not lost but are not immediately available or time will not permit all required documents to reach the Exchange Agent by, as the case may be, the Early Exchange Date or the Expiration Date (as such terms are defined in the Prospectus). Such form may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

            To:  State Street Bank and Trust Company, Exchange Agent

        By Hand Delivery:                   By Facsimile:
                                            (Eligible Institutions and Withdrawal Notices Only)

         State Street Bank and              (617) 664-5371
          Trust Company                     Confirm: (617) 664-5344
         Corporate Trust Department         For Information Call: (800) 531-0368
         Fourth Floor
         Two International Place
         Boston, MA  02102
         Attn:  Sandra Szczsponik

        By Registered or Certified Mail:    By: Overnight Courier:

         State Street Bank and               State Street Bank and
          Trust Company                       Trust Company
         Corporate Trust Department          Corporate Trust Department
         P. O. Box 778                       Two International Place
         Boston, MA  02102                   Boston, MA  02102
         Attn:  Sandra Szczsponik            Attn:  Sandra Szczsponik

     Delivery of this instrument to an address or transmission of instructions to a facsimile number other than as set forth above does not constitute a valid delivery.

Gentlemen:

     The undersigned hereby represents that it "owns" the Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and hereby tenders to Petro Stopping Centers, L.P., a Delaware Limited Partnership and Petro Financial Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Prospectus dated
June 12, 1997 and the Letter of Transmittal (which together constitute the Exchange Offer), receipt of which is hereby acknowledged, the principal amount of the Notes specified below, pursuant to the guaranteed delivery procedure set forth in "The Exchange Offer --- Guaranteed Delivery Procedures" in the Prospectus.


 Securities Tendered    Security Numbers   Principal Amount
                         (if available)        Tendered
    10 1/2% Senior
    Notes due 2007
    --------------
                        ----------------   ----------------


If Securities will be tendered by book-entry transfer at The Depository Trust Company:

Account No.___________________


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                                   SIGN HERE


                             --------------------------------------------------
                                    Signature(s) of registered holder(s)

                             --------------------------------------------------
                                           Name(s) (Please Print)


                             --------------------------------------------------
                                                  Address

                             --------------------------------------------------
                                                  Zip Code

                             --------------------------------------------------
                                        Area Code and Telephone Number

                             Dated:
                                   --------------------------------------------


                                   GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, guarantees (a) that the above named person(s) "own(s)" the Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Notes complies with Rule 14e-4 (or any successor rule thereto) and (c) to deliver to the Exchange Agent the Notes tendered hereby in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, all by 5:00 P.M., New York City time, on the third business day following the date of execution of this Notice of Guaranteed Delivery.

     The undersigned acknowledges that it must deliver the Letter of Transmittal and Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


                             SIGN HERE

                             --------------------------------------------------
                                                 Name of Firm

                             --------------------------------------------------
                                              Authorized Signature

                             --------------------------------------------------
                                               Name (Please Print)

                             --------------------------------------------------
                                                    Address

                             --------------------------------------------------
                                         Area Code and Telephone Number

                             Dated:
                                   --------------------------------------------


DO NOT SEND SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.

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